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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2007


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Tennessee                         0-50347                 45-0508261
      ---------                         ---------               ----------
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)         Identification No.)

      120 Evans Avenue, Morristown, Tennessee                37814
      ---------------------------------------               ------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On October 25, 2007, Jefferson Bancshares, Inc. (the "Company"), the holding company for Jefferson Federal Bank, announced its financial results for the quarter ended September 30, 2007. The press release announcing financial results for the quarter ended September 30, 2007 is included as Exhibit 99.1 and is furnished herewith.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            ------------------------------------------------------------
            FISCAL YEAR.
            -----------

      (a) On October 25, 2007, the Board of Directors of the Company amended and restated (i) Article I, Sections 6 and 10 of the Company's Bylaws to permit the electronic delivery of written notices of shareholders' meetings and the electronic submission of shareholder voting instructions and (ii) Article VI, Sections 1 and 4 of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares.

       Previously, the Company's Bylaws did not provide for the electronic delivery of notices of shareholders' meetings or shareholder voting instructions and did not authorize the issuance of uncertificated shares.

      A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

    (d)  Exhibits

          Number      Description
          ------      -----------

          3.2         Amended and Restated Bylaws of Jefferson Bancshares, Inc.
          99.1        Earnings Press Release Dated October 25, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JEFFERSON BANCSHARES, INC.


Dated: October 26, 2007          By: /s/ Anderson L. Smith
                                     ---------------------------------------
                                     Anderson L. Smith
                                     President and Chief Executive Officer